UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 23, 2012

MPG OFFICE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

As discussed in Item 8.01, on May 24, 2012, MPG Office Trust, Inc. (the “Company”) issued a press release announcing that the Company and the special servicer for Two California Plaza, a property that is currently in receivership, entered into an agreement dated as of May 23, 2012.

The information being furnished pursuant to Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Section 8 – Other Events

Item 8.01	Other Events.

On May 24, 2012, the Company issued a press release announcing that the Company and the special servicer for Two California Plaza, a property that is currently in receivership, entered into an agreement dated as of May 23, 2012, as described in a press release, a copy of which is furnished as Exhibit 99.1 herewith.

Pursuant to this agreement, the receiver will continue to manage the property. The Company will temporarily remain the title holder of the asset until Two California Plaza is transferred to another party or there is a completed foreclosure, with a definitive outside date of December 31, 2012, at which time the Company will cease to own the asset. We are not obligated to pay any amounts and are not subject to any liability or obligation in connection with our exit from the asset, other than to cooperate in the sale or other disposition. Also pursuant to this agreement, we are released of nearly all potential claims under the loan documents, except for certain environmental claims and other very limited potential claims that we consider immaterial. The agreement also obligates the Company to pay approximately $1 million related to certain historical operational liabilities.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1**	Press release dated May 24, 2012
_________

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC. Registrant

/s/ PEGGY M. MORETTI
Peggy M. Moretti Executive Vice President, Investor and Public Relations & Chief Administrative Officer

Dated:   As of May 24, 2012